UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2008

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33915	13-3696170
(Commission File Number)	(IRS Employer Identification Number)

235 Second Street

San Francisco, CA 94105

(Address of principal executive offices including zip code)

(415) 344-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Item 2.02 of this current report is also being furnished under Item 7.01 – “Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this current report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On October 25, 2007, CNET Networks, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with AG.com, Inc. (“AG”), a subsidiary of American Greetings Corporation, pursuant to which AG purchased substantially all of the assets and assumed certain liabilities of our Webshots business unit, which was a reporting unit within our U.S. Media reporting segment, for approximately $45 million in cash (the “Asset Sale”). On October 31, 2007, the Company filed on a Current Report on Form 8-K unaudited pro forma condensed consolidated financial statements as of December 31, 2006, 2005 and 2004 and as of and for the six months ended June 30, 2007 which gave effect to the Asset Sale. We are filing this current report on Form 8-K to file pro forma financial statements as of and for the nine months ended September 30, 2007 which give effect to the Asset Sale as if it had occurred on January 1, 2007. The unaudited pro forma condensed consolidated financial statements are attached hereto as exhibit 99.1 and are incorporated by reference herein.

On January 17, 2008, the Company posted certain unaudited pro forma condensed consolidated statements of operations data on our website located at http://ir.cnetnetworks.com. That unaudited pro forma condensed consolidated statements of operations data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this current report is also being furnished under Item 2.02 –“Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

The information set forth in Item 2.02 of this Form 8-K is hereby incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information

The following unaudited pro forma condensed consolidated financial statements and notes thereto are filed herewith as Exhibit 99.1 and are incorporated herein by this reference:

1.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2007

2.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007

3.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

This unaudited pro forma financial information should be read in conjunction with our 2006 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2007, our Quarterly Report on Form 10-Q for the period ended September 30, 2007 filed with the Securities and Exchange Commission on November 5, 2007 and our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2007.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2007, and for the nine months ended September 30, 2007

99.2	Unaudited Pro Forma Condensed Consolidated Statements of Operations Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2008

CNET Networks, Inc.

By:	/s/ GEORGE E. MAZZOTTA
Name: George E. Mazzotta
Title: Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2007, and for the nine months ended September 30, 2007

99.2	Unaudited Pro Forma Condensed Consolidated Statements of Operations Data